Exhibit 4.1
WARRANT AGENCY AGREEMENT
     WARRANT AGENCY AGREEMENT (the “Agreement”) dated as of ___, 2009, by and between VirnetX Holding Corporation, a Delaware corporation, with offices at 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California, 95066 (the “Company”), and Corporate Stock Transfer, Inc. a Colorado corporation, with offices at 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209 (“CST” or the “Warrant Agent”).
     WHEREAS, the Company is engaged in a public offering (the “Offering”) of up to 3,000,000 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”, and warrants to purchase up to an aggregate of 4,500,000 shares of Common Stock, which securities have been registered for sale under a Registration Statement on Form S-1 (File No. 333-153645) declared effective on January      , 2009; and
     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance by the Company at the consummation of the Offering of (a) warrants to purchase (i) an aggregate of 1,500,000 shares of Common stock, at an exercise price of $2.00 per share (the “$2.00 Public Warrants”), (ii) an aggregate of 1,500,000 shares of Common Stock at an exercise price of $3.00 per share (the “$3.00 Public Warrants”) and (iii) an aggregate of 1,500,000 shares of Common Stock at an exercise price of $4.00 per share (the “$4.00 Public Warrants;”) (collectively, the “Public Warrants”), and (b) a warrant (the “Underwriter’s Warrant”) to purchase 300,000 shares of Common Stock to Gilford Securities Incorporated (the “Underwriter”) or its designees pursuant to an Underwriter’s Warrant Agreement between the Company and the Underwriter (the Underwriter’s Warrant together with the Public Warrants, the “Warrants” subject to adjustment, and other matters as provided herein.
     NOW, THEREFORE, for the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Appointment of Warrant Agent. The Company hereby appoints CST to act as Warrant Agent for the Company in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants in accordance with the provisions set forth in the Warrants and this Agreement, and CST hereby accepts such appointment.
     2. Form of Warrants; Incorporation by Reference. The Warrants shall be in registered form only. The Public Warrants shall be substantially in the forms set forth in Exhibit A, Exhibit B, and Exhibit C attached hereto. The form of the warrant certificate issued in connection with the Underwriter’s Warrant shall be substantially in the form set forth in Annex A attached hereto. The terms and provisions of the Warrants are hereby incorporated by reference herein and made a part hereof.
     3. Indemnification; Limitation of Liability.
     (a) The Company agrees to indemnify the Warrant Agent and its officers, directors, employees and agents for, and to hold them harmless against, any loss, claim, liability or expense, incurred without gross negligence, willful misconduct or bad faith on the part of the Warrant Agent or any such officer, director, employee or agent, arising out of or in connection with the administration of the Warrants, including the costs and expenses of defending against any claim or liability arising out of or resulting from the administration of the Warrants or in connection with the exercise or performance of any of its powers or duties hereunder or under the Warrants.
     (b) The obligations of the Company under this Section 3 shall survive any termination of this Agreement, including any termination under any bankruptcy, insolvency or similar law, or any removal or resignation of the Warrant Agent.
     4. Miscellaneous Provisions.

          4.1. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.
          4.2. Termination. This Agreement shall terminate upon the earlier of (a) the expiration of the Warrants, or (b) the resignation or removal of the Warrant Agent, in each case pursuant to the terms of the Warrants.
          4.3. Notices. Unless provided for differently elsewhere in this Agreement, any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, or sent by facsimile transmission (with confirmation of receipt), addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:
VirnetX Holding Corporation
5615 Scotts Valley Drive, Suite 110
Scotts Valley, California 95066
Attention: Kendall Larsen, Chief Executive Officer
with copy to:
Orrick, Herrington & Sutcliffe LLP
1000 Marsh Road
Menlo Park, California 94025
Attention: Lowell D. Ness, Esq.
Unless provided for differently elsewhere in this Agreement, any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, or sent by facsimile transmission (with confirmation of receipt) addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:
Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive
Suite 430
Denver, Colorado 80209
Attn: Carylyn Bell
Fax No.: (303) 282-5800
with a copy to:
Orrick, Herrington & Sutcliffe LLP
1000 Marsh Road
Menlo Park, California 94025
Attention: Lowell D. Ness, Esq.
Fax No.: (650) 474-0452
and

2

DLA Piper LLP (US)
1251 Avenue of the Americas
New York, NY 10020-1104
Attention: Christopher C. Paci
Fax No.: (212) 884-8470
          4.4. Applicable Law. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 4.3 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.
          4.5. Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in Denver, Colorado, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.
          4.6. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
          4.7. Effect of Headings. The Section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.
[Remainder of Page Intentionally Left Blank]

3

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

VIRNETX HOLDING CORPORATION
By:
	Name:	Kendall Larsen
	Title:	Chief Financial Officer

CORPORATE STOCK TRANSFER, INC.
By:
Name:
Title:

Exhibit A
Form of Public Warrant — $2.00 Exercise Price

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE WARRANT AGENT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Warrant No.	Date of Issuance: January ___, 2009

Number of Shares:
(subject to adjustment)
VIRNETX HOLDING CORPORATION
COMMON STOCK PURCHASE WARRANT
($2.00 EXERCISE PRICE)
     VirnetX Holding Corporation, a Delaware corporation (the “Company”), for value received, hereby certifies that                                         , or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before July ___, 2010 (the “Expiration Date”) ___ shares of the Company’s Common Stock (the “Common Stock”) at a per share purchase price equal to two dollars ($2.00) (the “Purchase Price”), as adjusted from time to time pursuant to the provisions of this Warrant. The shares purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock”.
     This Warrant is issued pursuant to, and is subject to the terms and conditions of:
     1. Number of Shares. Subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Company the number of shares (subject to adjustment as provided herein) of Warrant Stock first set forth above.
     2. Exercise.
          (a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of Corporate Stock Transfer, Inc. (the “Warrant Agent”), or at such other office or agency as the Warrant Agent may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check or wire transfer, or under the circumstances described in Section 2(b), pursuant to the cashless exercise provisions of Section 2(b).

          (b) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if an effective registration statement covering the Warrant Stock that is the subject of the Exercise Notice is not available for the resale of such Warrant Stock (the “Unavailable Warrant Shares”), the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Warrant Agent upon such exercise in payment of the Purchase Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) - (A x C)
     B
               For purposes of the foregoing formula:
          A= the total number of shares with respect to which this Warrant is then being exercised.
          B= the closing sale price of the shares of Common Stock on the date immediately preceding the date of the Exercise Notice.
          C= the Purchase Price then in effect for the applicable Warrant Stock at the time of such exercise.
          (c) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Warrant Agent as provided in Section 2(a). At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 2(d) shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.
          (d) Notification to Company. The Warrant Agent shall notify the Company immediately upon receipt by the Warrant Agent of payment of the applicable Purchase Price from the Registered Holder pursuant to Section 2(a). The Warrant Agent shall transfer each payment made by the Registered Holder hereof pursuant to Section 2(a) to the Company in immediately available funds no later than 5:00 p.m. (New York City time) on the date of exercise of the Warrant (and, pending such transfer, shall hold each such payment for the benefit of the Registered Holder hereof in a segregated trust account).
          (e) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within twenty (20) days thereafter, the Warrant Agent, at the Company’s expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:
               (i) a certificate or certificates, or book-entry position, for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and
               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Sections 2(a) or 2(b), as applicable.

          (f) The Company’s obligations to issue and cause the Warrant Agent to deliver Warrant Stock in accordance with the terms hereof are absolute and unconditional upon satisfaction by the Registered Holder of the conditions to exercise this Warrant set forth in Sections 2(a) or 2(b), as applicable, irrespective of any action or inaction by the Registered Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination, or any breach or alleged breach by the Registered Holder or any other person of any obligation to the Company (other than the Registered Holder’s obligations with respect to the exercise hereof in accordance with Sections 2(a) or 2(b), as applicable,), or any violation or alleged violation of law by the Registered Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligations of the Company or the Warrant Agent to the Registered Holder in connection with the issuance of Warrant Stock. Nothing herein shall limit a Registered Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Warrant Agent’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     3. Company Call. If, prior to the exercise or earlier expiration of this Warrant pursuant to the terms hereof, the average closing stock price of the Common Stock on the American Stock Exchange, or any successor national securities exchange thereto, equals or exceeds two (2) times the Purchase Price on any five (5) consecutive trading days, the Company shall be entitled, at its option, to direct the Warrant Agent to issue a notice (a “Call Notice”) to the Registered Holder of this Warrant to the effect that the Company is exercising its rights pursuant to this Section 3. Upon receipt of a Call Notice (which receipt will be deemed to occur on the one (1) business day following the dispatch of such Call Notice by the Warrant Agent by a nationally recognized overnight courier), the Registered Holder shall have until 5.00 p.m., Denver, Colorado time, on the 10th business day following receipt of the Call Notice to exercise the Warrant, for that number of shares of Warrant Stock covered by the Call Notice, in accordance with Section 2 hereof. Upon the expiration of such 10 business day period, if not sooner exercised, this Warrant will terminate with respect to the number of shares specified in the Call Notice and the Registered Holder’s rights and the Company’s obligations hereunder with respect to the number of shares specified in the Call Notice will cease without payment of consideration. Notwithstanding the foregoing provisions of this Section 3, the Company may not issue a Call Notice unless and until a registration statement is effective, or no longer required, with respect to the resale of the Warrant Stock.
     4. Adjustments.
          (a) Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.
          (b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 4.
          (c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 4, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.
          (d) Reorganizations, Mergers and Consolidations. If at any time or from time to time after the date hereof there is a reorganization of the Company (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Company with or into another corporation, then, as a part of such reorganization, merger or consolidation, provision shall be made so that the Registered Holder of this Warrant thereafter shall be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of such successor corporation resulting from such reorganization, merger or consolidation, to which a holder of Common Stock would have been entitled on such reorganization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Registered Holder of this Warrant after the reorganization, merger or consolidation to the end that the provisions of this Section 4 (including adjustment of the Purchase Price then in effect and number of shares issuable upon exercise of this Warrant, as applicable) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable. This Section 4(d) shall similarly apply to successive reorganizations, mergers and consolidations. Notwithstanding the foregoing, if any such reorganization, merger or consolidation constitutes or results in (a) a “going private” transaction as defined in Rule 13e-3 under the Exchange Act, (b) an acquisition of the Company primarily for cash, or (c) an acquisition, merger or sale with or into a Person not traded on an Eligible Market (as defined below), then the Company (or any such successor or surviving entity) shall require that the Registered Holder waive the above requirements of this Section 4(d) in exchange for a payment of cash on the closing date of such reorganization, merger or consolidation, equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the closing date of such reorganization, merger or consolidation, provided that the per share consideration to be received by the holders of shares of Common Stock upon the consummation of such reorganization, merger or consolidation is less than the Exercise Price. Concurrently with such payment, this Warrant shall be cancelled. “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable reorganization, merger or consolidation and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date and (ii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg. “Eligible Market” means the American Stock Exchange, The New York Stock Exchange, Inc., The Nasdaq Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market.
          (e) Pro Rata Rights Upon Distributions of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock (which dividend or other distribution has not already been given to the Registered Holders of the Warrants), including, without limitation, any distribution of cash, equity or debt securities or rights or warrants to subscribe for or purchase any equity or debt security, or other property or assets at any time after the issuance of this Warrant and prior to the Expiration Date, then, in each such case (in each case, “Distributed Property”), the Registered Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Warrant Stock, to receive the amount of Distributed Property which would have been payable to the Registered Holder had such Registered Holder been the holder of such Warrant Stock on the record date for the determination of shareholders entitled to such Distributed Property. The Company will at all times set aside and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Registered Holder is entitled pursuant to the preceding sentence.
     5. Transfers.
          (a) Registration Statement. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-1 (File No. 333-153645) which must be amended on a post-effective basis from time to time in order to maintain its accuracy and keep it up-to-date, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to the sale of any such securities and registration or qualification of such securities under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect and as described in Section 15.
          (b) Transferability. Prior to the Expiration Date and subject to compliance with any applicable securities laws and the conditions set forth in this Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Warrant Agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Registered Holder or its agent or attorney, and funds sufficient to pay any transfer taxes payable upon the making of such transfer. If a registration statement is not then effective, the transferee shall also sign an investment letter in form and substance reasonably satisfactory to the Warrant Agent and the Company. Upon such surrender and, if required, such payment, the Warrant Agent shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Stock without having a new Warrant issued.
     6. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.
     7. Notices of Certain Transactions. In case:
          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or
          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.
     8. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.
     9. Fully Paid and Non-assessable. The Company covenants that all Warrant Stock shall, upon issuance and the payment of the applicable Purchase Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.
     10. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Warrant Agent at the principal office of the Warrant Agent, the Warrant Agent will, subject to the provisions of Section 5, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.
     11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Warrant Agent, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Warrant Agent will issue, in lieu thereof, a new Warrant of like tenor.
     12. Notices. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the regular mail, as certified or registered mail (airmail if sent internationally), with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Warrant Agent and (b) if to the Warrant Agent, to the address set forth below or subsequently modified by written notice to the Registered Holder.

Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive
Suite 430
Denver, Colorado 80209
Attn: Carylyn Bell
Fax No.: (303) 282-5800
with a copy to:
Orrick, Herrington & Sutcliffe LLP
1000 Marsh Road
Menlo Park, California 94025
Attention: Lowell D. Ness, Esq.
Fax No.: (650) 474-0452
     13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, the Company shall provide the Registered Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.
     14. No Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable upon exercise of this Warrant, the Company shall round up such fractional interest to the next whole share.
     15. Warrant Legends.
     (a) Each Warrant shall contain a legend in substantially the following form:
“THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE WARRANT AGENT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.”
     (b) Each certificate representing the Warrant Stock, unless a registration statement is not then effective, shall contain a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.”
     16. [RESERVED]
     17. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
     18. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.
     19. Survival of Representations. Unless otherwise set forth in this Warrant, the representations, warranties and covenants contained in or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.
     20. Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.
     21. Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
     22. Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Warrant, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     23. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Warrant, (b) the balance of this Warrant shall be interpreted as if such provision were so excluded and (c) the balance of this Warrant shall be enforceable in accordance with its terms.
     24. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Warrant, upon any breach or default of any other party under this Warrant, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Warrant, or any waiver on the part of any party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any party, shall be cumulative and not alternative.
     25. Remedies, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Registered Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Registered Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Registered Holder shall be entitled to seek, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required
     26. Warrant Agent.
     (a) Registration of Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Warrants and the registration of transfers of Warrants representing whole numbers of Warrants. The Company and the Warrant Agent may treat the person in whose name any Warrants is registered on such register as the owner thereof for all purposes. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Warrant Agent in accordance with Section 12 requesting such change.
     (b) Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper person or persons.
     (c) Duties of Warrant Agent. The Warrant Agent shall undertake only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Company and the Registered Holder shall be bound:
          (i) The Warrant Agent may consult with legal counsel (who may or may not be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.
          (ii) Whenever in the performance of its duties hereunder the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a certificate signed by an executive officer of the Company and delivered to the Warrant Agent and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.
          (iii) The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith.
          (iv) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
          (v) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent), nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant, nor shall it by any act hereunder be deemed to make any representation or warranty as to the Warrant Shares.
          (vi) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer and the Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
          (vii) The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.
          (viii) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents.
          (ix) The Warrant Agent shall act solely as the agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Warrant against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.
          (x) The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Purchase Price or to the kind and amount of property receivable by the Registered Holder upon the exercise of this Warrant.
          (xi) The Warrant Agent shall not be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained herein.

          (xii) The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit, or legal proceeding in respect hereof, unless first indemnified to its satisfaction, provided that this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or, proceeding instituted against it arising out of or in connection with this Warrant.
          (xiii) The Company will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further acts, instruments, and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.
     (d) Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing sent to the Company by registered or certified mail, and to the Registered Holders of the Warrants by first class registered or certified mail, return receipt requested, at the expense of the Warrant Agent; provided, however, that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Company may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days, notice in writing, sent to the Warrant Agent or successor Warrant Agent, as the case may be, and to the Registered Holders of the Warrants by first class registered or certified mail, return receipt requested; provided, further, however, that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Company shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Company shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Registered Holder of a Warrant, then the Warrant Agent or any Registered Holder of a Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.
     27. Entire Agreement. This Warrant and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company and the Warrant Agent have caused this Warrant to be duly executed as of the day and year first above written.

THE COMPANY:

VIRNETX HOLDING CORPORATION

By:

(Signature)

Name:

Title:

Address: 5615 Scotts Valley Drive, Suite 110 Scotts Valley, California 95066 Fax: (831) 438-8700

THE WARRANT AGENT:

CORPORATE STOCK TRANSFER, INC.

By:

(Signature)

Name:

Title:

Address: 3200 Cherry Creek South Drive, Suite 430 Denver, Colorado 80209 Fax: (303) 282-5800
VirnetX Holding Corporation — $2.00 Common Stock Purchase Warrant

EXHIBIT A
PURCHASE/EXERCISE FORM
To:      Corporate Stock Transfer, Inc.                    Dated:
     The undersigned, pursuant to the provisions set forth in the attached Warrant No.      , hereby irrevocably elects to purchase                                         shares of the Common Stock covered by such Warrant and herewith makes payment of $                                        , representing the full Purchase Price for such shares at the price per share provided for in such Warrant.
     Payment shall take the form of (check applicable box):
☐ in lawful money of the United States; or
☐ the cancellation of such amount of Warrant Stock as is necessary, in accordance with the formula set forth in Section 2(b), to exercise this Warrant with respect to the maximum amount of Warrant Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2(b).
     The undersigned acknowledges that it has reviewed the representations and warranties of the Registered Holder set forth in the Warrant and by its signature below hereby makes such representations and warranties to the Company and the Warrant Agent. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Warrant, provided that the term “Securities” shall refer to the Warrant Stock.
ACKNOWLEDGED AND AGREED TO BY
THE REGISTERED HOLDER:

(Registered Holder)

By:
(Signature)
Name:

Title:

Address:

Fax:

EXHIBIT B
ASSIGNMENT FORM
     FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of capital stock covered thereby set forth below, unto:

Name of Assignee	Address/Facsimile Number	No. of Shares
ACKNOWLEDGED AND AGREED TO BY
THE REGISTERED HOLDER:

(Registered Holder)

By:
(Signature)
Name:

Title:

Address:

Fax:

Exhibit B
Form of Public Warrant — $3.00 Exercise Price

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE WARRANT AGENT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Warrant No.	Date of Issuance: January ___, 2009

Number of Shares:
(subject to adjustment)
VIRNETX HOLDING CORPORATION
COMMON STOCK PURCHASE WARRANT
($3.00 EXERCISE PRICE)
     VirnetX Holding Corporation, a Delaware corporation (the “Company”), for value received, hereby certifies that                                         , or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before July ___, 2010 (the “Expiration Date”) ___ shares of the Company’s Common Stock (the “Common Stock”) at a per share purchase price equal to three dollars ($3.00) (the “Purchase Price”), as adjusted from time to time pursuant to the provisions of this Warrant. The shares purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock”.
     This Warrant is issued pursuant to, and is subject to the terms and conditions of:
     1. Number of Shares. Subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Company the number of shares (subject to adjustment as provided herein) of Warrant Stock first set forth above.
     2. Exercise.
          (a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of Corporate Stock Transfer, Inc. (the “Warrant Agent”), or at such other office or agency as the Warrant Agent may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check or wire transfer, or under the circumstances described in Section 2(b), pursuant to the cashless exercise provisions of Section 2(b).

          (b) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if an effective registration statement covering the Warrant Stock that is the subject of the Exercise Notice is not available for the resale of such Warrant Stock (the “Unavailable Warrant Shares”), the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Warrant Agent upon such exercise in payment of the Purchase Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) - (A x C)
     B
               For purposes of the foregoing formula:
          A= the total number of shares with respect to which this Warrant is then being exercised.
          B= the closing sale price of the shares of Common Stock on the date immediately preceding the date of the Exercise Notice.
          C= the Purchase Price then in effect for the applicable Warrant Stock at the time of such exercise.
          (c) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Warrant Agent as provided in Section 2(a). At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 2(d) shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.
          (d) Notification to Company. The Warrant Agent shall notify the Company immediately upon receipt by the Warrant Agent of payment of the applicable Purchase Price from the Registered Holder pursuant to Section 2(a). The Warrant Agent shall transfer each payment made by the Registered Holder hereof pursuant to Section 2(a) to the Company in immediately available funds no later than 5:00 p.m. (New York City time) on the date of exercise of the Warrant (and, pending such transfer, shall hold each such payment for the benefit of the Registered Holder hereof in a segregated trust account).
          (e) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within twenty (20) days thereafter, the Warrant Agent, at the Company’s expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:
               (i) a certificate or certificates, or book-entry position, for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and
               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Sections 2(a) or 2(b), as applicable.

          (f) The Company’s obligations to issue and cause the Warrant Agent to deliver Warrant Stock in accordance with the terms hereof are absolute and unconditional upon satisfaction by the Registered Holder of the conditions to exercise this Warrant set forth in Sections 2(a) or 2(b), as applicable, irrespective of any action or inaction by the Registered Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination, or any breach or alleged breach by the Registered Holder or any other person of any obligation to the Company (other than the Registered Holder’s obligations with respect to the exercise hereof in accordance with Sections 2(a) or 2(b), as applicable,), or any violation or alleged violation of law by the Registered Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligations of the Company or the Warrant Agent to the Registered Holder in connection with the issuance of Warrant Stock. Nothing herein shall limit a Registered Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Warrant Agent’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     3. Company Call. If, prior to the exercise or earlier expiration of this Warrant pursuant to the terms hereof, the average closing stock price of the Common Stock on the American Stock Exchange, or any successor national securities exchange thereto, equals or exceeds two (2) times the Purchase Price on any five (5) consecutive trading days, the Company shall be entitled, at the its option, to direct the Warrant Agent to issue a notice (a “Call Notice”) to the Registered Holder of this Warrant to the effect that the Company is exercising its rights pursuant to this Section 3. Upon receipt of a Call Notice (which receipt will be deemed to occur on the one (1) business day following the dispatch of such Call Notice by the Warrant Agent by a nationally recognized overnight courier), the Registered Holder shall have until 5.00 p.m., Denver, Colorado time, on the 10th business day following receipt of the Call Notice to exercise the Warrant, for that number of shares of Warrant Stock covered by the Call Notice, in accordance with Section 2 hereof. Upon the expiration of such 10 business day period, if not sooner exercised, this Warrant will terminate with respect to the number of shares specified in the Call Notice and the Registered Holder’s rights and the Company’s obligations hereunder with respect to the number of shares specified in the Call Notice will cease without payment of consideration. Notwithstanding the foregoing provisions of this Section 3, the Company may not issue a Call Notice unless and until a registration statement is effective, or no longer required, with respect to the resale of the Warrant Stock.
     4. Adjustments.
          (a) Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.
          (b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 4.
          (c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 4, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.
          (d) Reorganizations, Mergers and Consolidations. If at any time or from time to time after the date hereof there is a reorganization of the Company (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Company with or into another corporation, then, as a part of such reorganization, merger or consolidation, provision shall be made so that the Registered Holder of this Warrant thereafter shall be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of such successor corporation resulting from such reorganization, merger or consolidation, to which a holder of Common Stock would have been entitled on such reorganization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Registered Holder of this Warrant after the reorganization, merger or consolidation to the end that the provisions of this Section 4 (including adjustment of the Purchase Price then in effect and number of shares issuable upon exercise of this Warrant, as applicable) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable. This Section 4(d) shall similarly apply to successive reorganizations, mergers and consolidations. Notwithstanding the foregoing, if any such reorganization, merger or consolidation constitutes or results in (a) a “going private” transaction as defined in Rule 13e-3 under the Exchange Act, (b) an acquisition of the Company primarily for cash, or (c) an acquisition, merger or sale with or into a Person not traded on an Eligible Market (as defined below), then the Company (or any such successor or surviving entity) shall require that the Registered Holder waive the above requirements of this Section 4(d) in exchange for a payment of cash on the closing date of such reorganization, merger or consolidation, equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the closing date of such reorganization, merger or consolidation, provided that the per share consideration to be received by the holders of shares of Common Stock upon the consummation of such reorganization, merger or consolidation is less than the Exercise Price. Concurrently with such payment, this Warrant shall be cancelled. “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable reorganization, merger or consolidation and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date and (ii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg. “Eligible Market” means the American Stock Exchange, The New York Stock Exchange, Inc., The Nasdaq Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market.
          (e) Pro Rata Rights Upon Distributions of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock (which dividend or other distribution has not already been given to the Registered Holders of the Warrants), including, without limitation, any distribution of cash, equity or debt securities or rights or warrants to subscribe for or purchase any equity or debt security, or other property or assets at any time after the issuance of this Warrant and prior to the Expiration Date, then, in each such case (in each case, “Distributed Property”), the Registered Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Warrant Stock, to receive the amount of Distributed Property which would have been payable to the Registered Holder had such Registered Holder been the holder of such Warrant Stock on the record date for the determination of shareholders entitled to such Distributed Property. The Company will at all times set aside and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Registered Holder is entitled pursuant to the preceding sentence.
     5. Transfers.
          (a) Registration Statement. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-1 (File No. 333-153645) which must be amended on a post-effective basis from time to time in order to maintain its accuracy and keep it up-to-date, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to the sale of any such securities and registration or qualification of such securities under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect and as described in Section 15.
          (b) Transferability. Prior to the Expiration Date and subject to compliance with any applicable securities laws and the conditions set forth in this Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Warrant Agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Registered Holder or its agent or attorney, and funds sufficient to pay any transfer taxes payable upon the making of such transfer. If a registration statement is not then effective, the transferee shall also sign an investment letter in form and substance reasonably satisfactory to the Warrant Agent and the Company. Upon such surrender and, if required, such payment, the Warrant Agent shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Stock without having a new Warrant issued.
     6. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.
     7. Notices of Certain Transactions. In case:
          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or
          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.
     8. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.
     9. Fully Paid and Non-assessable. The Company covenants that all Warrant Stock shall, upon issuance and the payment of the applicable Purchase Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.
     10. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Warrant Agent at the principal office of the Warrant Agent, the Warrant Agent will, subject to the provisions of Section 5, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.
     11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Warrant Agent, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Warrant Agent will issue, in lieu thereof, a new Warrant of like tenor.
     12. Notices. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the regular mail, as certified or registered mail (airmail if sent internationally), with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Warrant Agent and (b) if to the Warrant Agent, to the address set forth below or subsequently modified by written notice to the Registered Holder.

Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive
Suite 430
Denver, Colorado 80209
Attn: Carylyn Bell
Fax No.: (303) 282-5800
with a copy to:
Orrick, Herrington & Sutcliffe LLP
1000 Marsh Road
Menlo Park, California 94025
Attention: Lowell D. Ness, Esq.
Fax No.: (650) 474-0452
     13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, the Company shall provide the Registered Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.
     14. No Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable upon exercise of this Warrant, the Company shall round up such fractional interest to the next whole share.
     15. Warrant Legends.
     (a) Each Warrant shall contain a legend in substantially the following form:
“THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE WARRANT AGENT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.”
     (b) Each certificate representing the Warrant Stock, unless a registration statement is not then effective, shall contain a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.”
     16. [RESERVED]
     17. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
     18. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.
     19. Survival of Representations. Unless otherwise set forth in this Warrant, the representations, warranties and covenants contained in or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.
     20. Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.
     21. Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
     22. Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Warrant, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     23. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Warrant, (b) the balance of this Warrant shall be interpreted as if such provision were so excluded and (c) the balance of this Warrant shall be enforceable in accordance with its terms.
     24. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Warrant, upon any breach or default of any other party under this Warrant, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Warrant, or any waiver on the part of any party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any party, shall be cumulative and not alternative.
     25. Remedies, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Registered Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Registered Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Registered Holder shall be entitled to seek, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required
     26. Warrant Agent.
     (a) Registration of Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Warrants and the registration of transfers of Warrants representing whole numbers of Warrants. The Company and the Warrant Agent may treat the person in whose name any Warrants is registered on such register as the owner thereof for all purposes. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Warrant Agent in accordance with Section 12 requesting such change.
     (b) Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper person or persons.
     (c) Duties of Warrant Agent. The Warrant Agent shall undertake only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Company and the Registered Holder shall be bound:
          (i) The Warrant Agent may consult with legal counsel (who may or may not be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.
          (ii) Whenever in the performance of its duties hereunder the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a certificate signed by an executive officer of the Company and delivered to the Warrant Agent and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.
          (iii) The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith.
          (iv) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
          (v) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent), nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant, nor shall it by any act hereunder be deemed to make any representation or warranty as to the Warrant Shares.
          (vi) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer and the Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
          (vii) The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.
          (viii) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents.
          (ix) The Warrant Agent shall act solely as the agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Warrant against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.
          (x) The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Purchase Price or to the kind and amount of property receivable by the Registered Holder upon the exercise of this Warrant.
          (xi) The Warrant Agent shall not be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained herein.

          (xii) The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit, or legal proceeding in respect hereof, unless first indemnified to its satisfaction, provided that this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or, proceeding instituted against it arising out of or in connection with this Warrant.
          (xiii) The Company will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further acts, instruments, and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.
     (d) Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing sent to the Company by registered or certified mail, and to the Registered Holders of the Warrants by first class registered or certified mail, return receipt requested, at the expense of the Warrant Agent; provided, however, that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Company may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days, notice in writing, sent to the Warrant Agent or successor Warrant Agent, as the case may be, and to the Registered Holders of the Warrants by first class registered or certified mail, return receipt requested; provided, further, however, that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Company shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Company shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Registered Holder of a Warrant, then the Warrant Agent or any Registered Holder of a Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.
     27. Entire Agreement. This Warrant and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company and the Warrant Agent have caused this Warrant to be duly executed as of the day and year first above written.

THE COMPANY:

VIRNETX HOLDING CORPORATION

By:

(Signature)

Name:

Title:

Address: 5615 Scotts Valley Drive, Suite 110 Scotts Valley, California 95066 Fax: (831) 438-8700

THE WARRANT AGENT:

CORPORATE STOCK TRANSFER, INC.

By:

(Signature)

Name:

Title:

Address: 3200 Cherry Creek South Drive, Suite 430 Denver, Colorado 80209 Fax: (303) 282-5800
VirnetX Holding Corporation — $3.00 Common Stock Purchase Warrant

EXHIBIT A
PURCHASE/EXERCISE FORM
To:      Corporate Stock Transfer, Inc.                    Dated:
     The undersigned, pursuant to the provisions set forth in the attached Warrant No.      , hereby irrevocably elects to purchase                                         shares of the Common Stock covered by such Warrant and herewith makes payment of $                                        , representing the full Purchase Price for such shares at the price per share provided for in such Warrant.
     Payment shall take the form of (check applicable box):
☐ in lawful money of the United States; or
☐ the cancellation of such amount of Warrant Stock as is necessary, in accordance with the formula set forth in Section 2(b), to exercise this Warrant with respect to the maximum amount of Warrant Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2(b).
     The undersigned acknowledges that it has reviewed the representations and warranties of the Registered Holder set forth in the Warrant and by its signature below hereby makes such representations and warranties to the Company and the Warrant Agent. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Warrant, provided that the term “Securities” shall refer to the Warrant Stock.
ACKNOWLEDGED AND AGREED TO BY
THE REGISTERED HOLDER:

(Registered Holder)

By:
(Signature)
Name:

Title:

Address:

Fax:

EXHIBIT B
ASSIGNMENT FORM
     FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of capital stock covered thereby set forth below, unto:

Name of Assignee	Address/Facsimile Number	No. of Shares
ACKNOWLEDGED AND AGREED TO BY
THE REGISTERED HOLDER:

(Registered Holder)

By:
(Signature)
Name:

Title:

Address:

Fax:

Exhibit C
Form of Public Warrant — $4.00 Exercise Price

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE WARRANT AGENT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Warrant No.	Date of Issuance: January ___, 2009

Number of Shares:
(subject to adjustment)
VIRNETX HOLDING CORPORATION
COMMON STOCK PURCHASE WARRANT
($4.00 EXERCISE PRICE)
     VirnetX Holding Corporation, a Delaware corporation (the “Company”), for value received, hereby certifies that                                         , or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before July ___, 2010 (the “Expiration Date”) ___ shares of the Company’s Common Stock (the “Common Stock”) at a per share purchase price equal to four dollars ($4.00) (the “Purchase Price”), as adjusted from time to time pursuant to the provisions of this Warrant. The shares purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock”.
     This Warrant is issued pursuant to, and is subject to the terms and conditions of:
     1. Number of Shares. Subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Company the number of shares (subject to adjustment as provided herein) of Warrant Stock first set forth above.
     2. Exercise.
          (a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of Corporate Stock Transfer, Inc. (the “Warrant Agent”), or at such other office or agency as the Warrant Agent may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check or wire transfer, or under the circumstances described in Section 2(b), pursuant to the cashless exercise provisions of Section 2(b).

          (b) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if an effective registration statement covering the Warrant Stock that is the subject of the Exercise Notice is not available for the resale of such Warrant Stock (the “Unavailable Warrant Shares”), the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Warrant Agent upon such exercise in payment of the Purchase Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) - (A x C)
     B
               For purposes of the foregoing formula:
          A= the total number of shares with respect to which this Warrant is then being exercised.
          B= the closing sale price of the shares of Common Stock on the date immediately preceding the date of the Exercise Notice.
          C= the Purchase Price then in effect for the applicable Warrant Stock at the time of such exercise.
          (c) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Warrant Agent as provided in Section 2(a). At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 2(d) shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.
          (d) Notification to Company. The Warrant Agent shall notify the Company immediately upon receipt by the Warrant Agent of payment of the applicable Purchase Price from the Registered Holder pursuant to Section 2(a). The Warrant Agent shall transfer each payment made by the Registered Holder hereof pursuant to Section 2(a) to the Company in immediately available funds no later than 5:00 p.m. (New York City time) on the date of exercise of the Warrant (and, pending such transfer, shall hold each such payment for the benefit of the Registered Holder hereof in a segregated trust account).
          (e) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within twenty (20) days thereafter, the Warrant Agent, at the Company’s expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:
               (i) a certificate or certificates, or book-entry position, for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and
               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Sections 2(a) or 2(b), as applicable.

          (f) The Company’s obligations to issue and cause the Warrant Agent to deliver Warrant Stock in accordance with the terms hereof are absolute and unconditional upon satisfaction by the Registered Holder of the conditions to exercise this Warrant set forth in Sections 2(a) or 2(b), as applicable, irrespective of any action or inaction by the Registered Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination, or any breach or alleged breach by the Registered Holder or any other person of any obligation to the Company (other than the Registered Holder’s obligations with respect to the exercise hereof in accordance with Sections 2(a) or 2(b), as applicable,), or any violation or alleged violation of law by the Registered Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligations of the Company or the Warrant Agent to the Registered Holder in connection with the issuance of Warrant Stock. Nothing herein shall limit a Registered Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Warrant Agent’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     3. Company Call. If, prior to the exercise or earlier expiration of this Warrant pursuant to the terms hereof, the average closing stock price of the Common Stock on the American Stock Exchange, or any successor national securities exchange thereto, equals or exceeds two (2) times the Purchase Price on any five (5) consecutive trading days, the Company shall be entitled, at the its option, to direct the Warrant Agent to issue a notice (a “Call Notice”) to the Registered Holder of this Warrant to the effect that the Company is exercising its rights pursuant to this Section 3. Upon receipt of a Call Notice (which receipt will be deemed to occur on the one (1) business day following the dispatch of such Call Notice by the Warrant Agent by a nationally recognized overnight courier), the Registered Holder shall have until 5.00 p.m., Denver, Colorado time, on the 10th business day following receipt of the Call Notice to exercise the Warrant, for that number of shares of Warrant Stock covered by the Call Notice, in accordance with Section 2 hereof. Upon the expiration of such 10 business day period, if not sooner exercised, this Warrant will terminate with respect to the number of shares specified in the Call Notice and the Registered Holder’s rights and the Company’s obligations hereunder with respect to the number of shares specified in the Call Notice will cease without payment of consideration. Notwithstanding the foregoing provisions of this Section 3, the Company may not issue a Call Notice unless and until a registration statement is effective, or no longer required, with respect to the resale of the Warrant Stock.
     4. Adjustments.
          (a) Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.
          (b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 4.
          (c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 4, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.
          (d) Reorganizations, Mergers and Consolidations. If at any time or from time to time after the date hereof there is a reorganization of the Company (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Company with or into another corporation, then, as a part of such reorganization, merger or consolidation, provision shall be made so that the Registered Holder of this Warrant thereafter shall be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of such successor corporation resulting from such reorganization, merger or consolidation, to which a holder of Common Stock would have been entitled on such reorganization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Registered Holder of this Warrant after the reorganization, merger or consolidation to the end that the provisions of this Section 4 (including adjustment of the Purchase Price then in effect and number of shares issuable upon exercise of this Warrant, as applicable) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable. This Section 4(d) shall similarly apply to successive reorganizations, mergers and consolidations. Notwithstanding the foregoing, if any such reorganization, merger or consolidation constitutes or results in (a) a “going private” transaction as defined in Rule 13e-3 under the Exchange Act, (b) an acquisition of the Company primarily for cash, or (c) an acquisition, merger or sale with or into a Person not traded on an Eligible Market (as defined below), then the Company (or any such successor or surviving entity) shall require that the Registered Holder waive the above requirements of this Section 4(d) in exchange for a payment of cash on the closing date of such reorganization, merger or consolidation, equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the closing date of such reorganization, merger or consolidation, provided that the per share consideration to be received by the holders of shares of Common Stock upon the consummation of such reorganization, merger or consolidation is less than the Exercise Price. Concurrently with such payment, this Warrant shall be cancelled. “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable reorganization, merger or consolidation and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date and (ii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg. “Eligible Market” means the American Stock Exchange, The New York Stock Exchange, Inc., The Nasdaq Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market.
          (e) Pro Rata Rights Upon Distributions of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock (which dividend or other distribution has not already been given to the Registered Holders of the Warrants), including, without limitation, any distribution of cash, equity or debt securities or rights or warrants to subscribe for or purchase any equity or debt security, or other property or assets at any time after the issuance of this Warrant and prior to the Expiration Date, then, in each such case (in each case, “Distributed Property”), the Registered Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Warrant Stock, to receive the amount of Distributed Property which would have been payable to the Registered Holder had such Registered Holder been the holder of such Warrant Stock on the record date for the determination of shareholders entitled to such Distributed Property. The Company will at all times set aside and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Registered Holder is entitled pursuant to the preceding sentence.
     5. Transfers.
          (a) Registration Statement. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-1 (File No. 333-153645) which must be amended on a post-effective basis from time to time in order to maintain its accuracy and keep it up-to-date, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to the sale of any such securities and registration or qualification of such securities under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect and as described in Section 15.
          (b) Transferability. Prior to the Expiration Date and subject to compliance with any applicable securities laws and the conditions set forth in this Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Warrant Agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Registered Holder or its agent or attorney, and funds sufficient to pay any transfer taxes payable upon the making of such transfer. If a registration statement is not then effective, the transferee shall also sign an investment letter in form and substance reasonably satisfactory to the Warrant Agent and the Company. Upon such surrender and, if required, such payment, the Warrant Agent shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Stock without having a new Warrant issued.
     6. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.
     7. Notices of Certain Transactions. In case:
          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or
          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.
     8. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.
     9. Fully Paid and Non-assessable. The Company covenants that all Warrant Stock shall, upon issuance and the payment of the applicable Purchase Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.
     10. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Warrant Agent at the principal office of the Warrant Agent, the Warrant Agent will, subject to the provisions of Section 5, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.
     11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Warrant Agent, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Warrant Agent will issue, in lieu thereof, a new Warrant of like tenor.
     12. Notices. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the regular mail, as certified or registered mail (airmail if sent internationally), with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Warrant Agent and (b) if to the Warrant Agent, to the address set forth below or subsequently modified by written notice to the Registered Holder.

Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive
Suite 430
Denver, Colorado 80209
Attn: Carylyn Bell
Fax No.: (303) 282-5800
with a copy to:
Orrick, Herrington & Sutcliffe LLP
1000 Marsh Road
Menlo Park, California 94025
Attention: Lowell D. Ness, Esq.
Fax No.: (650) 474-0452
     13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, the Company shall provide the Registered Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.
     14. No Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable upon exercise of this Warrant, the Company shall round up such fractional interest to the next whole share.
     15. Warrant Legends.
     (a) Each Warrant shall contain a legend in substantially the following form:
“THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE WARRANT AGENT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.”
     (b) Each certificate representing the Warrant Stock, unless a registration statement is not then effective, shall contain a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.”
     16. [RESERVED]
     17. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
     18. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.
     19. Survival of Representations. Unless otherwise set forth in this Warrant, the representations, warranties and covenants contained in or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.
     20. Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.
     21. Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
     22. Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Warrant, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     23. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Warrant, (b) the balance of this Warrant shall be interpreted as if such provision were so excluded and (c) the balance of this Warrant shall be enforceable in accordance with its terms.
     24. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Warrant, upon any breach or default of any other party under this Warrant, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Warrant, or any waiver on the part of any party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any party, shall be cumulative and not alternative.
     25. Remedies, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Registered Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Registered Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Registered Holder shall be entitled to seek, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required
     26. Warrant Agent.
     (a) Registration of Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Warrants and the registration of transfers of Warrants representing whole numbers of Warrants. The Company and the Warrant Agent may treat the person in whose name any Warrants is registered on such register as the owner thereof for all purposes. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Warrant Agent in accordance with Section 12 requesting such change.
     (b) Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper person or persons.
     (c) Duties of Warrant Agent. The Warrant Agent shall undertake only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Company and the Registered Holder shall be bound:
          (i) The Warrant Agent may consult with legal counsel (who may or may not be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.
          (ii) Whenever in the performance of its duties hereunder the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a certificate signed by an executive officer of the Company and delivered to the Warrant Agent and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.
          (iii) The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith.
          (iv) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
          (v) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent), nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant, nor shall it by any act hereunder be deemed to make any representation or warranty as to the Warrant Shares.
          (vi) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer and the Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
          (vii) The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.
          (viii) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents.
          (ix) The Warrant Agent shall act solely as the agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Warrant against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.
          (x) The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Purchase Price or to the kind and amount of property receivable by the Registered Holder upon the exercise of this Warrant.
          (xi) The Warrant Agent shall not be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained herein.

          (xii) The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit, or legal proceeding in respect hereof, unless first indemnified to its satisfaction, provided that this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or, proceeding instituted against it arising out of or in connection with this Warrant.
          (xiii) The Company will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further acts, instruments, and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.
     (d) Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing sent to the Company by registered or certified mail, and to the Registered Holders of the Warrants by first class registered or certified mail, return receipt requested, at the expense of the Warrant Agent; provided, however, that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Company may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days, notice in writing, sent to the Warrant Agent or successor Warrant Agent, as the case may be, and to the Registered Holders of the Warrants by first class registered or certified mail, return receipt requested; provided, further, however, that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Company shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Company shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Registered Holder of a Warrant, then the Warrant Agent or any Registered Holder of a Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.
     27. Entire Agreement. This Warrant and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company and the Warrant Agent have caused this Warrant to be duly executed as of the day and year first above written.

THE COMPANY:

VIRNETX HOLDING CORPORATION

By:

(Signature)

Name:

Title:

Address: 5615 Scotts Valley Drive, Suite 110 Scotts Valley, California 95066 Fax: (831) 438-8700

THE WARRANT AGENT:

CORPORATE STOCK TRANSFER, INC.

By:

(Signature)

Name:

Title:

Address: 3200 Cherry Creek South Drive, Suite 430 Denver, Colorado 80209 Fax: (303) 282-5800
VirnetX Holding Corporation — $4.00 Common Stock Purchase Warrant

EXHIBIT A
PURCHASE/EXERCISE FORM
To:      Corporate Stock Transfer, Inc.                    Dated:
     The undersigned, pursuant to the provisions set forth in the attached Warrant No.      , hereby irrevocably elects to purchase                                         shares of the Common Stock covered by such Warrant and herewith makes payment of $                                        , representing the full Purchase Price for such shares at the price per share provided for in such Warrant.
     Payment shall take the form of (check applicable box):
☐ in lawful money of the United States; or
☐ the cancellation of such amount of Warrant Stock as is necessary, in accordance with the formula set forth in Section 2(b), to exercise this Warrant with respect to the maximum amount of Warrant Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2(b).
     The undersigned acknowledges that it has reviewed the representations and warranties of the Registered Holder set forth in the Warrant and by its signature below hereby makes such representations and warranties to the Company and the Warrant Agent. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Warrant, provided that the term “Securities” shall refer to the Warrant Stock.
ACKNOWLEDGED AND AGREED TO BY
THE REGISTERED HOLDER:

(Registered Holder)

By:
(Signature)
Name:

Title:

Address:

Fax:

EXHIBIT B
ASSIGNMENT FORM
     FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of capital stock covered thereby set forth below, unto:

Name of Assignee	Address/Facsimile Number	No. of Shares
ACKNOWLEDGED AND AGREED TO BY
THE REGISTERED HOLDER:

(Registered Holder)

By:
(Signature)
Name:

Title:

Address:

Fax:

Annex A
Form of Underwriter’s Warrant Certificate

VIRNETX HOLDING CORPORATION
WARRANT CERTIFICATE
     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.
     THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.
EXERCISABLE ON OR BEFORE
5:30 P.M. EASTERN TIME ON JANUARY ___, 2014
NO. W-__________ __________ Warrants
     This Warrant Certificate (“Warrant Certificate”) certifies that Gilford Securities Incorporated, or its assigns, is the registered holder (“Holder”) of Warrants (as defined in the Underwriter’s Warrant Agreement between the Company and Holder dated as of January ___, 2009 (the “Warrant Agreement”)) of VirnetX Holding Corporation (the “Company”). Each Warrant permits Holder to purchase, at any time from January ___, 2009 (“Purchase Date”) until 5:30 p.m. Eastern Time on January ___, 2014 (the “Expiration Time”), one share of the Company’s Common Stock (the “Shares”) at the initial exercise price, subject to adjustment in certain events, of $      per share (120% of the public offering price) (the “Exercise Price”).
     No Warrant may be exercised after the Expiration Time, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.
     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Warrant Agreement.
     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and the type or number of the Company’s securities issuable thereupon may be adjusted.
     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to Holder a new Warrant Certificate representing such number of unexercised Warrants.
     The Company may deem and treat Holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone)

for the purpose of any exercise hereof, and of any distribution to Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.
[Remainder of This Page Intentionally Left Blank; Signature Page to Follow]

2

     IN WITNESS WHEREOF, the Company and the Warrant Agent have caused this Warrant Certificate to be duly executed.
     Dated as of January ___, 2009

VIRNETX HOLDING CORPORATION
By:
Kendall Larsen
Chief Executive Officer

CORPORATE STOCK TRANSFER, INC., as Warrant Agent
By:
Name:
Title:

EXHIBIT A
FORM OF SUBSCRIPTION (CASH EXERCISE)
(To be signed only upon exercise of Warrant)

TO:	Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive
Suite 430
Denver, Colorado 80209
     The undersigned holder of Warrant Certificate number                      (the “Warrant Certificate”), representing                      Warrants (as defined in the Warrant Certificate) of VirnetX Holding Corporation (the “Company”), which Warrant Certificate is being delivered herewith, hereby irrevocably elects to purchase                      Shares (as defined in the Warrant Certificate), and herewith makes payment of $                     therefore, all in accordance with the Warrant Certificate and the Warrant Agreement referred to in the Warrant Certificate. Certificates for the Shares shall be issued in the name of                      and delivered to the following address:

By:
Name:
Social Security Number or Tax Identification Number:
Date:
     (Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)
Address
Social Security Number or
Tax Identification Number

EXHIBIT B
FORM OF SUBSCRIPTION (CASHLESS EXERCISE)

TO:	Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive
Suite 430
Denver, Colorado 80209
     The undersigned holder of Warrant Certificate number                      (the “Warrant Certificate”), representing                      Warrants (as defined in the Warrant Certificate) of VirnetX Holding Corporation (the “Company”), which Warrant Certificate is being delivered herewith, hereby irrevocably elects to purchase (on a cashless exercise basis in accordance with the formula set forth in Section 3.1(b) of the Warrant Agreement referred to in the Warrant Certificate (the “Warrant Agreement”))                      Shares (as defined in the Warrant Certificate), all in accordance with the Warrant Certificate and the Warrant Agreement. Certificates for the Shares shall be issued in the name of                      and delivered to the following address:

By:
Name:
Social Security Number or Tax Identification Number:
Date:
     (Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)
Address
Social Security Number or
Tax Identification Number

FORM OF ASSIGNMENT
     (To be exercised by the registered holder if such Holder desires to transfer the Warrant Certificate)
     FOR VALUE RECEIVED                                                                                                                                               hereby sells, assigns and transfers unto:
Print Name of Transferee
Address
City State Zip Code

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:	Signature:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)
Social Security Number or Other Identifying Number of Assignee